Equity Method Investments (Tables)	12 Months Ended
Dec. 31, 2016
Equity Method Investments
Reconciliation Of Investments In Equity Affiliates [Table Text Block]
	2016	2015
Beginning of year	$1,606	$250
Additional investments	208	77
DIRECTV investments acquired	-	1,232
Equity in net income of affiliates	98	79
Dividends and distributions received	(61)	(30)
Currency translation adjustments	(156)	-
Other adjustments	(21)	(2)
End of year	$1,674	$1,606